[IGAL BRIGHTMAN & CO. LETTERHEAD]



                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                      -----------------------------------------



As independent public accountants of Am-Hal Ltd., we hereby consent to the incorporation of our report dated February 24, 1998, included in Form 10-K of Ampal-American Israel Corporation for the year ended December 31, 1997 (relating to the financial statements of Am-Hal Ltd. not included herein), into Ampal-American Israel Corporation's previously filed Registration Statements No. 33-51023 and No. 33- 55137.




/s/ IGAL BRIGHTMAN & CO.
IGAL BRIGHTMAN & CO.
Certified Public Accountants



March 26, 1998

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------



As independent public accountants of Ampal-American Israel Corporation, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 33-51023 and 33-55137.



New York, New York                     /s/ ARTHUR ANDERSEN LLP
March 26, 1998

                                          March 26, 1998

Arthur Andersen & Co.
1345 Avenue of the Americas
New York, N.Y. 10105
U.S.A
-----

Gentlemen,

RE: Ampal Engineering (1994) Ltd.
    Consent of Independent Public Accountants
    -----------------------------------------

As independent public accountants of Ampal Engineering (1994) Ltd., we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-51023, and
No. 55137.

                                                   Sincerely,




                                                   /s/  Shlomo Ziv & Co.
                                                  Shlomo Ziv & Co.
                                             Certified Public Accountants (Isr.)

[COHEN, EYAL, YEHOSHUA & CO. LETTERHEAD]





                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------



As independent public accountants of Ampal Enterprises Ltd. for the years 1996 and 1995, we hereby consent to the incorporation of our reports on the Financial Statements for those years included in this Form 10K, into the Company's previously filed Registration Statement File No. 33-51023, and No. 55137.



                                                 /s/ Cohen, Eyal, Yehoshua & Co.
                                                 -------------------------------
                                                    Cohen, Eyal, Yehoshua & Co.
                                             Certified Public Accountants (Isr.)

March 26, 1998

                         [FAHN, KANNE & CO. LETTERHEAD]


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
               ---------------------------------------------------

As independent certified public accountants of Ampal Financial Services Ltd., we hereby consent to the incorporation of our report included in FORM 10-K, into the Company's previously filed Registration Statement File No. 33-51023 and No. 55137.



                                                           /s/ Fahn, Kanne & Co.
                                                               Fahn, Kanne & Co.
                                             Certified Public Accountants (Isr.)



Tel-Aviv, Israel
March 26, 1998

[SHLOMO ZIV & CO. LETTERHEAD]


                                                                 March 26, 1998

Arthur Andersen & Co.
1345 Avenue of the Americas
New York, N.Y. 10105
U.S.A
-----


Gentlemen,

RE: Ampal Holdings (1991) Ltd.
    Consent of Independent Public Accountants
    -----------------------------------------

As independent public accountants of Ampal Holdings (1991) Ltd., we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements File No. 33-51023, and
No. 55137.

                                                      Sincerely,


                                            /s/ Shlomo Ziv & Co.
                                                Shlomo Ziv & Co.
                                            Certified Public Accountants (Isr.)

                         [FAHN, KANNE & CO. LETTERHEAD]



               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
               ---------------------------------------------------

As independent certified public accountants of Ampal Industries (Israel)

Ltd., we hereby consent to the incorporation of our report included in

FORM 10-K, into the Company's previously filed Registration Statement

File No. 33-51023 and No. 55137.



                                                      /s/ Fahn, Kanne & Co.
                                                      Fahn, Kanne & Co.
                                             Certified Public Accountants (Isr.)


Tel-Aviv, Israel
March 26, 1998

[Haft & Haft Letterhead]


                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                      -----------------------------------------




As independent public accountants of Ampal (Israel) Ltd. for the years 1996 and 1995, we hereby consent to the incorporation of our reports on the Financial Statements for those years included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-51023, and No. 55137.




                                                   /s/H.H.S.L. Haft & Haft & Co.
                                                      H.H.S.L. Haft & Haft & Co.
                                             Certified Public Accountants (Isr.)



March 26, 1998

                  [COHEN, EYAL, YEHOSHUA & CO. LETTERHEAD]



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------



As independent public accountants of Ampal Properties Ltd. for the years 1996 and 1995, we hereby consent to the incorporation of our reports on the Financial Statements for those years included in this Form 10K, into the Company's previously filed Registration Statement File No. 33-51023, and No. 55137.




                                                /s/ Cohen, Eyal, Yehoshua & Co.
                                                    Cohen, Eyal, Yehoshua & Co.
                                             Certified Public Accountants (Isr.)

March 26, 1998

                          [Deloitte Touche Letterhead]

Date:  March 26, 1998
Ref:   423-260


To:

Arthur Andersen LLP
1345 Avenue of the Americas
New York, N.Y. 10105


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants of Bay Heart Ltd. we hereby consent to the incorporation of our report dated February 15, 1998, included in Form 10-K of Ampal-American Israel Corporation for the year ended December 31, 1997 (relating to the financial statements of Bay Heart Ltd. not included herein), into Ampal-American Israel Corporation's previously filed Registration Statement File No. 33-51023 and No. 55137.



/s/ Igal Brightman

Igal Brightman & Co.

Certified Public Accountants (ISR)

                       [RONEL STETTNER & CO. LETTERHEAD]


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------




As the independent public accountants of Bay Heart Ltd. for the year 1996, we hereby consent to the incorporation of our report for the financial statements as of December 31, 1996 included in this form 10K, into the Company's previously filed Registration Statement File No. 33-51023, and No. 55137.


                                                Truly yours,

                                                /S/ RONEL STETTNER & CO.
                                                RONEL STETTNER & CO.
                                                Certified Public Accountants
                                                (Israel)



March 26, 1998

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants of Carmel Container Systems Ltd. we hereby consent to the incorporation of our report included in this Form 10K, into the Company's previously filed Registration Statement File No. 33-51023, and No. 55137.


                                             Yours truly,

                                      /s/ KOST, LEVARY and FORER
Tel-Aviv, Israel                      KOST, LEVARY and FORER
March 26, 1998                      Certified Public Accountants (Israel)

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------



As independent public accountants of Coral World International, Ltd., we hereby consent to the incorporation of our report dated March 26, 1997 included in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 33-51023 and 33-55137.



New York, New York
March 26, 1998

                                       /s/ ARTHUR ANDERSEN LLP

                            [Porat & Co. Letterhead]


                                                                  March 26, 1998


Arthur Andersen & Co.

1345 Avenue of the Americas

New York, N.Y. 10105


Gentlemen,

                     Re:  Consent of Independent Public Accountants

                             of Country Club Kfar-Saba Ltd.
                             ------------------------------

As independent public accountants of Country Kfar-Saba Ltd., we hereby consent to the incorporation of our report included in this Form 10-K, into the

Company's previously filed Registration Statement File No. 33-51023 and No.

55137.



                                            /s/ Porat & Co.
                                                Porat & Co.
                                             Certified Public Accountants (Isr.)

           [FRIEDMAN, SHAPIRA, GOLDSTEIN, SITERMAN & CO. LETTERHEAD]


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------



As independent public accountants of EPSILON INVESTMENT HOUSE LTD., we hereby consent to the incorporation of our report included in Form 10K, into the Company's previously filed Registration Statement File No. 33-51023, and No. 55137.



/s/ FRIEDMAN, SHAPIRA, GOLDSTEIN, SITERMAN & CO.
FRIEDMAN, SHAPIRA, GOLDSTEIN, SITERMAN & CO.
Certified Public Accountants



March 26, 1998

Tirat HaCarmel, March 26, 1998


                           [SOMEKH CHAIKIN LETTERHEAD]

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

As independent public accountants of Granite Hacarmel Investments Limited, we hereby consent to the incorporation of our report dated March 11, 1998, included in Form 10-K of Ampal American Israel Corporation, previously filed in Registration Statement File No. 33-51023, and No. 33-55137.



/s/ Somekh Chaikin


Certified Public Accountants (Israel)

[PORAT & CO. LETTERHEAD]
                                                                  March 26, 1998



Arthur Andersen & Co.

1345 Avenue of the American

New York, N.Y. 10105


Gentlemen,


                  Re: Consent of Independent Public Accountants

                      of Hod Hasharon Sport Center (1992) Limited Partnership
                      -------------------------------------------------------


As independent public accountants of Hod Hasharon Sport Center Ltd., we hereby consent to the incorporation of our report included in this Form 10-K, into the

Company's previously filed Registration Statement File No. 33-51023, and No.

55137.




                                                /s/ Porat & Co.
                                                    Porat & Co.
                                             Certified Public Accountants (ISR.)

           CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants of Mivnat Holding Ltd., we hereby consent to the incorporation of our report included in this Form 10K, into the Company's previously filed Registration Statement File No. 33-51023, and No. 55137.



                                      /s/  Kost, LeVary and Forer
Tel-Aviv, Israel                      KOST, LEVARY and FORER
March 26, 1998                      Certified Public Accountants (Israel)

HAGGAI WALLENSTEIN, DOV & Co., C.P.A. (Isr.)
[ LETTERHEAD ]


              CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
              -----------------------------------------


As independent public accountants of Moriah Hotels Ltd., we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-51023, and No. 33-55137.



                                            /s/ Haggai Wallenstein, Dov & Co.
                                            ---------------------------------
                                            HAGGAI WALLENSTEIN, DOV & Co.
                                         Certified Public Accountants (Isr.)

Ramat-Gan, Israel
March 26, 1998

HAFT & HAFT & CO.
[ LETTERHEAD ]


                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                 -----------------------------------------



As independent public accountants of Nir Ltd. for the years 1996 and 1995, we hereby consent to the incorporation of our reports on the Financial Statements for those years included in this Form 10K, into the Company's previously filed Registration Statement File No. 33-51023, and No. 55137.





                                           /s/ H.H.S.L. Haft & Haft & Co.
                                           ------------------------------
March 26, 1998                              H.H.S.L. Haft & Haft & Co.
                                      Certified Public Accountants (Isr.)

Kesselman          Coopers
& Kesselman        & Lybrand

   [ LETTERHEAD ]


               CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants of Ophir Holdings Ltd., we hereby consent to the incorporation of our report dated March 16, 1998 on the financial statements of Ophir Holdings Ltd. included in this form 10K, into Ampal-American Israel Corporation's previously filed Registration Statement File No. 33-51023 and No. 55137.



Tel-Aviv, Israel                        /s/ Kesselman & Kesselman
  March 26, 1998

                         [KPMG Braude Bavly LetterHead]
                          Certified Public Accountants


March 26, 1998



Arthur Andersen LLP
1345 Avenue of the Americas
New York, New York  10105
U.S.A.

Re:  Consent of Independent Public Accountants

As independent public accountants of Orlite Industries (1959) Ltd., we hereby consent to the incorporation of our report, on the financial statements of the company for the year ended December 31, 1996, dated February 24, 1997, included in this Form 10K, into the Ampal American-Israel Corporation's previously filed Registration Statement File No. 33-51023, and No. 55137.



/s/ Braude Bavly
Braude Bavly
Certified Public Accountants

                              [BRAUDE BAVLY LETTERHEAD]


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants of Ortek Ltd. we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-51023, and No. 55137.



/s/ Braude Bavly

Braude Bavly

26 March 1998

                              [Shlomo Ziv & Co. Letterhead]


                                                                  March 26, 1998


Arthur Andersen & Co.
1345 Avenue of the Americas
New York, N.Y.  10105
U.S.A.
------


Gentlemen,


Re:  Paradise Industries Ltd.
     Consent of independent public accountants
     -----------------------------------------


As independent public accountants of Paradise Industries Ltd., we hereby consent to the incorporation of our report included in this Form 10-K, into the company's previously filed Registration Statement File No. 33-51023, and No. 55137.



                                              Sincerely,


                                            /s/Shlomo Ziv & Co.

                                           Shlomo Ziv & Co.
                                    Certified Public Accountants (Isr.)

                 [LETTERHEAD OF REUVENI, HARTUV, TEPPER & CO.]

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------


As independent public accountants of Pri Ha'emek (Canned and Frozen Food) 88 LTD, we hereby consent to the incorporation of our reports, for the financial years ended 31 December 1994 and 31 December 1995 included in the respective Form 10K's, into the Company's previously filed Registration Statement File No. 33-51023 and No. 55137.


                                        /s/ Reuveni, Hartuv, Tepper & Co.
                                            Reuveni, Hartuv, Tepper & Co.
                                            Certified Public Accountants (Isr.)

March 26, 1998

        Fahn, Kanne & Co. Certified Public Accountants (Isr.) Letterhead


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
               ---------------------------------------------------



As independent certified public accountants of Red Sea Marineland Holding (1973) Ltd., we hereby consent to the incorporation of our report included in FORM 10-K, into the Company's previously filed Registration Statement File No. 33-51023, and No. 55137.



                              /s/ Fahn, Kanne & Co.
                              -----------------------------------
                              FAHN, KANNE & CO.
                              Certified Public Accountants (Isr.)

Tel-Aviv, Israel,
March 26, 1998

(DOV KAHANA & CO. LETTERHEAD)



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

As independent public accountants, we hereby consent to the incorporation of our report on the financial statements of Red Sea Marineland Holding (1973) Ltd. dated March 11, 1996 included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-51023, and No. 33-55137.



                                        /s/ Dov Kahana & Co.
                                        DOV KAHANA & CO.
                                        Certified Public Accountants (Isr.)

Ramat-Gan, March 26, 1998

Fahn, Kanne & Co. Certified Public Accountants (Isr.) Letterhead

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
               ---------------------------------------------------



As independent certified public accountants of Red Sea Underwater Observatory Ltd., we hereby consent to the incorporation of our report included in FORM 10-K, into the Company's previously filed Registration Statement File No. 33-51023, and No. 55137.



                              /s/ Fahn, Kanne & Co.
                              -------------------------------------
                              FAHN, KANNE & CO.
                              Certified Public Accountants (Isr.)

Tel-Aviv, Israel
March 26, 1998

(DOV KAHANA & CO. LETTERHEAD)



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

As independent public accountants, we hereby consent to the incorporation of our report on the financial statements of Red Sea Under Water Observatory Ltd.
dated March 21, 1996 included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-51023, and No. 33-55137.



                                        /s/ Dov Kahana & Co.
                                        DOV KAHANA & CO.
                                        Certified Public Accountants (Isr.)

Ramat-Gan, March 26, 1998

(FRIEDMAN, SHAPIRA, GOLDSTEIN & CO. LETTERHEAD)



                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants of RENAISSANCE INVESTMENT CO. LTD., we hereby consent to the incorporation of our report included in this Form 10K, into the Company's previously Filed Registration Statement File No. 33-51023, and No. 55137.



/s/Friedman, Shapira, Goldstein & Co.
FRIEDMAN, SHAPIRA, GOLDSTEIN & CO.
Certified Public Accountants

March 26, 1998

                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants of Shmay Bar Real Estate (1993) Ltd., we hereby consent to the incorporation of our report included in this Form 10K, into the Company's previously Filed Registration Statement File No. 33-51023, and No. 55137.



                              /s/Kost, Levary and Forer
                              KOST, LEVARY, AND FORER
                              Certified Public Accountant(Israel)

Tel-Aviv, Israel
March 26, 1998

                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants of Shmay Bar (T.H.) 1993 Ltd., we hereby consent to the incorporation of our report included in this Form 10K, into the Company's previously filed Registration Statement File No. 33-51023, and No. 55137.



                              /s/Kost, Levary and Forer
                              KOST, LEVARY, AND FORER
                              Certified Public Accountant(Israel)

Tel-Aviv, Israel
March 26, 1998

(ALMAGOR & Co. C.P.A.(Isr.) LETTERHEAD)



                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                 -----------------------------------------


As independent public accountants of Teledata Communications Ltd., we hereby consent to the incorporation of our report included in this Form 10K, into the Company's previously filed Registration Statement No. 33-51023 and No. 55137.




/s/Almagor & Co.
BDO Almagor & Co.
Certified Public Accountants (Isr.)

Ramat-Gan Israel
March 26, 1998

(IGAL BRIGHTMAN & CO. LETTERHEAD)

                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                 -----------------------------------------



As independent public accountants of Trinet Investments in High-Tech Ltd., we hereby consent to the incorporation of our report dated March 9, 1998, included in this Form 10-K of Ampal-American Israel Corporation for the year ended December 31, 1997 (relating to the financial statements of Trinet Investments in High-Tech Ltd. not included herein), into Ampal-American Israel Corporation's previously filed Registration Statements No. 33-51023 and No.33-55137.



/s/Igal Brightman & Co.
IGAL BRIGHTMAN & CO.
Certified Public Accountants

March 26, 1998

(IGAL BRIGHTMAN & CO. LETTERHEAD)

                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                 -----------------------------------------



As independent public accountants of Trinet Venture Capital Ltd., we hereby consent to the incorporation of our report dated March 9, 1998, included in Form 10-K of Ampal-American Israel Corporation for the year ended December 31, 1997 (relating to the financial statements of Trinet Venture Capital Ltd. not included herein), into Ampal-American Israel Corporation's previously filed Registration Statements No. 33-51023 and No.33-55137.



/s/Igal Brightman & Co.
IGAL BRIGHTMAN & CO.
Certified Public Accountants

March 26, 1998

(KESSELMAN & KESSELMAN (Isr.) LETTERHEAD)



                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants of U.D.S. - Ultimate Distribution Systems Ltd., we hereby consent to the incorporation of our report dated March 15, 1997 on the financial statements of U.D.S. - Ultimate Distribution Systems Ltd. included in this form 10-K, into Ampal-American Israel Corporation's previously filed Registration Statement File No. 33-51023 and No. 55137.



                                       /s/ Kesselman & Kesselman

Tel-Aviv, Israel
March 29, 1998